EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Solar Wind Energy Tower, Inc. (the "Company") on Form 10-K for the year ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ronald W. Pickett, President/Chief Executive Officer of Solar Wind Energy Tower, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ronald W. Pickett

Ronald W. Pickett

President/Chief Executive Officer

Date:  March 31, 2015